Group Variable Annuity Contracts

Separate Account Eleven

Standard (Series A)

Hartford Life Insurance Company

File No. 333-72042

Supplement Dated April 10, 2008 to the Prospectus Dated September 28, 2007

Supplement Dated April 10, 2008 to your Prospectus

MFS Funds - Share Class Renaming

Effective April 18, 2008, MFS Funds is changing the name of the Class R4 shares to R3.  MFS has implemented this change in order to simplify their share class structure from six share classes to four.  The annual fund operating expenses for the underlying MFS funds will not change.

As a result of this change, all references in the prospectus to MFS “R4” shares are deleted and replaced with “R3”.

This supplement should be retained with the prospectus for future reference.